CHASE VISTA FUNDS

                      100% U.S. TREASURY MONEY MARKET FUND
                        TREASURY PLUS MONEY MARKET FUND
                           FEDERAL MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                              CASH MANAGEMENT FUND
                            PRIME MONEY MARKET FUND
                           TAX FREE MONEY MARKET FUND

                        SUPPLEMENT DATED NOVEMBER 2, 1998
                  TO THE INSTITUTIONAL SHARES PROSPECTUS DATED
                  DECEMBER 29, 1997, AS REVISED MARCH 13, 1998


In the section of the Prospectus entitled "Expense Summary," the following is inserted in lieu of the existing tables:


                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in a Fund and is, except as described below, based on expenses incurred in the most recent fiscal year by each Fund. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that a Fund incurs. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN SHOWN.

Charges or credits, not reflected in the expense table below, may be incurred directly by customers of financial institutions in connection with an investment in a Fund.

                                 100%
                            U.S. Treasury
                              Securities  Treasury Plus    Federal     Government       Cash          Prime       Tax Free
                                 Money        Money         Money         Money        Manage-        Money         Money
                                Market       Market        Market        Market         ment         Market        Market
                                 Fund         Fund          Fund          Fund          Fund          Fund          Fund
                            ------------- ------------- ------------- ------------- ------------- ------------- -------------
                            Institutional Institutional Institutional Institutional Institutional Institutional Institutional
                                Shares       Shares        Shares        Shares        Shares        Shares        Shares
                            ------------- ------------- ------------- ------------- ------------- ------------- -------------
ANNUAL FUND OPERATING
  EXPENSES (as a
  percentage of
  average net assets)
Investment Advisory
  Fee ...................      0.10%         0.10%         0.10%         0.10%         0.10%         0.10%         0.10%
12b-1 Fee ...............       n/a           n/a           n/a           n/a           n/a           n/a           n/a
Shareholder Servicing
  Fee ...................      0.06%*        0.06%*        0.00%*        0.03%*        0.02%*        0.02%*        0.00%*
Other Expenses (after
  estimated waiver of fees,
  where indicated) ......      0.10%*#       0.10%*#       0.16%         0.13%         0.14%         0.14%         0.16%
Total Fund Operating
  Expenses (after waiver
  of fees, where
  indicated) ............      0.26%*#       0.26%*#       0.26%*        0.26%*        0.26%*        0.26%*        0.26%*

EXAMPLES
Your investment of $1,000
would incur the following
expenses, assuming 5%
annual return:
1 year ..................       $ 3           $ 3           $ 3           $ 3           $ 3           $ 3          $ 3
3 years .................         8             8             8             8             8             8            8
5 years .................        15            15            15            15            15            15           15
10 years ................        33            33            33            33            33            33           33


* Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Shareholder Servicing Fee for each of the 100% U.S. Treasury Securities Money Market Fund, Treasury Plus Money Market Fund, Federal Money Market Fund, Government Money Market Fund, Cash Management Fund, Prime Money Market Fund and Tax Free Money Market Fund would be 0.10%, and Other Expenses would be 0.14% and 0.13% for 100% U.S. Treasury Securities Money Market Fund and Treasury Plus Money Market Fund, respectively. Absent such waivers, Total Fund Operating Expenses would be 0.34%, 0.33%, 0.36%, 0.33%, 0.34%, 0.34% and 0.36% for 100% U.S. Treasury Securities
Money Market Fund, Treasury Plus Money Market Fund, Federal Money Market Fund, Government Money Market Fund, Cash Management Fund, Prime Money Market Fund and Tax Free Money Market Fund, respectively.

# Restated from most recent fiscal year to reflect current waiver arrangements.


The following is inserted before the first paragraph in the section entitled "Other Information Concerning the Funds" on page 28 of the Prospectus:


SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Institutional Shares of the Funds. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.05% of the average daily net assets of Institutional Shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may estabish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.